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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2004


                        FINANCIAL ASSET SECURITIES CORP.

                        (as depositor under an Indenture,
          dated as of December 16, 2004, providing for the issuance of
                       ASSET-BACKED NOTES, SERIES 2004-2)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                                           333-111379                         06-1442101
 ----------------------------------                           -------------------                ------------------------
(State or Other Jurisdiction                                  (Commission                        (I.R.S. Employer
of Incorporation)                                             File Number)                       Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                               06830
         ------------------------------------                                 ------------
(Address of Principal Executive Offices)                                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events
                 ------------

Certificates and the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of notes, entitled Home Loan Mortgage Loan Trust, Asset-Backed Notes, Series 2004-2 (the "Notes"), to be issued pursuant to an indenture, dated as of December 16, 2004, between Home Loan Mortgage loan Trust 2004-2 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2004-2 Notes will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.




Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



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
                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                    DESCRIPTION
      -----------                     -----------                                    -----------
           1                               99                    Collateral Term Sheets (as defined in Item 5) that
                                                                 have been provided by Greenwich Capital Markets,
                                                                 Inc. to certain prospective purchasers of Home Loan
                                                                 Mortgage Loan Trust 2004-2, Asset-Backed Notes,
                                                                 Series 2004-2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 6, 2004

                                        FINANCIAL ASSET SECURITIES CORP.


                                       By: /s/ Frank Skibo
                                           -----------------------------
                                       Name:   Frank Skibo
                                       Title:  Managing Director

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                                Index to Exhibits
                                -----------------




-------------------- ---------------------------------------------------------- --------------------------------------
Exhibit No.          Description                                                Sequentially Numbered Page
-------------------- ---------------------------------------------------------- --------------------------------------
99.5                 Collateral Term Sheets (as defined in Item 5) that have                  P
                     been provided by Greenwich Capital Markets, Inc. to
                     certain prospective purchasers of Home Loan Mortgage
                     Loan Trust 2004-2, Asset-Backed Notes, Series 2004-2.
-------------------- ---------------------------------------------------------- --------------------------------------